Trade and other receivables	6 Months Ended
Jun. 30, 2026
Trade and other receivables [abstract]
Trade and other receivables
10. Trade and other receivables

	June 30, 2026	December 31, 2025
	$	$
VAT/GST receivables	706,627	540,708
Prepayments	78,969	427,288
Deposits	386,268	496,154
Trade debtors	262,334	430,470
Other receivables	123,754	133,647
Total trade and other receivables	1,557,952	2,028,267

VAT/GST receivables
VAT/Goods and Services Tax ("GST") receivables are short-term and receivable within twelve months following an applicable VAT refund application in the local tax jurisdiction. Lifezone has net VAT/GST receivables with the United Kingdom and Australian tax authorities amounting to $706,627 (December 31, 2025: $540,708).
The VAT receivables in Tanzania have been fully provided for, following the rejection by the TRA of our VAT refund application related to goods and services procured for the Kabanga Nickel Project. For the six months ended June 30, 2026, a provision of $999,978 was recorded to the consolidated interim statement of comprehensive income (loss), compared to $470,263 for the same period in 2025. Total provision as at June 30, 2026, is $7,472,503 (December 31, 2025: $6,941,708). TNCL has formally contested the TRA’s decision, asserting that the rejection is unfounded, as the purchases were directly linked to its economic activities in Tanzania, aimed at developing the Kabanga Nickel Project with the ultimate goal of producing and exporting metals. Lifezone remains actively engaged with the Government of Tanzania and continues to monitor the situation closely, seeking a favorable resolution in line with applicable local laws and regulations.

Deposits and other receivables
Deposits include security and other deposits. Other receivables include trade receivables and accrued interest.